UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2023

ClimateRock

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41363	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Bedford Square

London, WC1B 3HH, United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 208 050 7820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Redeemable Warrant and one Right	CLRCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001	CLRC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CLRCW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	CLRCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Shareholders of ClimateRock and other interested parties are urged to read the Merger Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below have the meanings given to them in the Merger Agreement.

General Terms and Effects; Merger Consideration

On December 30, 2023, ClimateRock, a Cayman Islands exempted company (“ClimateRock” or “SPAC”), entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Merger Agreement”) with GreenRock Corp, a Cayman Islands exempted company (“GreenRock” or the “Company”), ClimateRock Holdings Limited, a Cayman Islands exempted company and a wholly owned subsidiary of ClimateRock (“Holdings”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Holdings (“SPAC Merger Sub”), and a Cayman Islands exempted company and a wholly owned subsidiary of Holdings expected to be named “GreenRock Merger Sub Corp.,” which is in the process of being formed, and once formed, will enter into a joinder to the Merger Agreement (“Company Merger Sub” and together with SPAC Merger Sub, the “Merger Subs”) (all of the transactions contemplated by the Merger Agreement, including the issuances of securities thereunder, the “Business Combination” or the “Transactions”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) SPAC Merger Sub will merge with and into ClimateRock, with ClimateRock continuing as the surviving entity and wholly-owned subsidiary of Holdings (the “SPAC Merger”), in connection with which all of the existing securities of ClimateRock will be exchanged for rights to receive securities of Holdings as follows: (a) immediately prior to the SPAC Merger Effective Time, every issued and outstanding Unit of ClimateRock will be automatically separated and the holders thereof will be deemed to hold one (1) Class A Ordinary Share of ClimateRock, par value $0.0001 (each, a “ClimateRock Class A Ordinary Share”), one-half (1/2) of a ClimateRock Warrant and one ClimateRock Right, (b) each ClimateRock Class A Ordinary Share outstanding immediately prior to the Effective Time that has not been redeemed and is not a Dissenting Share (as defined below) shall automatically convert into one ordinary share, par value $0.0001, issued by Holdings (each, a “Holdings Ordinary Share”), (c) each ClimateRock Class B Ordinary Share, par value $0.0001 (each, a “ClimateRock Class B Ordinary Share”, and together with the ClimateRock Class A Shares, the “ClimateRock Ordinary Shares”), outstanding immediately prior to the SPAC Merger Effective Time that is not a Dissenting Share (as defined below) shall automatically convert into one Holdings Ordinary Share, (d) each ClimateRock public warrant and each ClimateRock private warrant shall automatically convert into one warrant to purchase Holdings Ordinary Shares (each, a “Holdings Warrant”) on substantially the same terms and conditions; (e) each ClimateRock Right will be automatically converted into the number of Holdings Ordinary Shares that would have been received by the holder of such Right if it had been converted upon the consummation of a business combination in accordance with ClimateRock’s organizational documents, and (ii) Company Merger Sub will merge with and into GreenRock, with GreenRock continuing as the surviving entity and wholly-owned subsidiary of Holdings (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), pursuant to which (x) each GreenRock ordinary share (the “GreenRock Ordinary Shares”) issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into the right to receive the applicable portion of Holdings Ordinary Shares constituting the Merger Consideration (as defined below) and (y) each issued and outstanding GreenRock convertible security shall be converted into Holdings convertible securities of like tenor and shall have, and be subject to, substantially the same terms and conditions as set forth in the applicable organizational document of GreenRock, except that they shall represent the right to acquire Holdings Ordinary Shares in lieu of GreenRock Ordinary Shares.

In accordance with the Companies Act (Revised) of the Cayman Islands (the “Cayman Act”), any ClimateRock Ordinary Share issued and outstanding immediately prior to the Effective Time for which any ClimateRock Shareholder (such ClimateRock Shareholder, a “Dissenting Shareholder”) has validly exercised properly in writing their dissenters’ rights for such ClimateRock Ordinary Shares in accordance with Cayman Act, and has otherwise complied in all respects with all of the provisions of the Cayman Act relevant to the exercise and perfection of dissenters’ rights (collectively, the “Dissenting Shares”) shall not be converted into the right to receive, and the applicable Dissenting Shareholder shall have no right to receive, the applicable Holdings Ordinary Shares to which the holder of such Dissenting Shares would otherwise be entitled unless and until such Dissenting SPAC Shareholder effectively withdraws or loses such dissenters’ rights.

Pursuant to the terms of the Merger Agreement, the consideration to be delivered to the holders of GreenRock Ordinary Shares (the “GreenRock Shareholders”) in connection with the Business Combination (the “Merger Consideration”) will be 44,685,000 newly-issued Holdings Ordinary Shares, of which 16,685,000 will be held in a segregated account (the “Escrowed Shares”) pursuant to an escrow agreement (the “Escrow Agreement”) that Holdings, ClimateRock, and GreenRock will enter into at or prior to Closing with an escrow agent mutually acceptable to ClimateRock and GreenRock (the “Escrow Agent”). The GreenRock Shareholders shall be shown as registered owners of their respective Escrowed Shares on the books and records of Holdings, and shall be entitled to exercise voting rights with respect to such Escrowed Shares, and any dividends, distributions and other earnings on the Escrowed Shares while held in escrow shall be paid directly to the GreenRock Shareholders. The Escrowed Shares will be subject to forfeiture by the GreenRock Shareholders if GreenRock fails to meet the targets described below:

1)	If on the later to occur of (x) the closing date of the Business Combination and (y) March 31, 2024 (the “First Checkpoint Date”), the year-to-date Adjusted EBITDA of GreenRock exceeds $24,348,000 (the “EBITDA Minimum”) then a portion of the Escrowed Shares shall be released to the GreenRock Shareholders in an amount equal total number of Escrowed Shares multiplied by a fraction, the numerator of which is amount by which the Adjusted EBITDA of GreenRock as of the First Checkpoint Date exceeds the EBITDA Minimum, and the denominator of which is $14,502,000; provided that if the Adjusted EBITDA of GreenRock is less than the EBITDA Minimum on the First Checkpoint Date, all Escrowed Shares will remain in escrow until the date that GreenRock’s audited financial statements for fiscal year 2024 are filed with the SEC (the “Second Checkpoint Date”).

2)	If on the Second Checkpoint Date,

a)	GreenRock’s Adjusted EBITDA for the 2024 fiscal year is less than the Adjusted EBITDA calculated at the First Checkpoint Date, then all remaining Escrowed Shares will be forfeited by the GreenRock Shareholders, surrendered to Holdings for no consideration, and cancelled;

b)	GreenRock’s Adjusted EBITDA for the 2024 Fiscal year is greater than the GreenRock Adjusted EBITDA calculated at the First Checkpoint Date, but less than $38,850,000 (the “EBITDA Target”), then a portion of the Escrowed Shares will be released to the GreenRock Shareholders in an amount equal total number of Escrowed Shares multiplied by a fraction, the numerator of which is amount by which the 2024 Adjusted EBITDA of GreenRock exceeds the EBITDA Minimum, and the denominator of which is $14,502,000, minus the number of Escrowed Shares released in connection with the First Checkpoint Date (if any); provided that any remaining unreleased Escrowed Shares will be forfeited by the GreenRock Shareholders, surrendered to Holdings for no consideration, and cancelled; or

c)	GreenRock’s Adjusted EBITDA for the 2024 fiscal year is equal to or greater than the EBITDA Target, then all remaining Escrowed Shares will be released to the GreenRock Shareholders.

In each case, GreenRock’s “Adjusted EBITDA” means GreenRock’s earnings before interest, taxes, depreciation or amortization, calculated in accordance with IFRS, plus 70% of the net sale price reflected in any signed letters of intent entered into by GreenRock and a third party in good faith and on prevailing market terms for the sale of GreenRock’s assets.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties by each of ClimateRock, Holdings, the Merger Subs and GreenRock as of the date of the Merger Agreement and as of the consummation of the transactions contemplated by the Merger Agreement (the “Closing”). Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, results of operation or financial condition of such person and its subsidiaries, taken as a whole, or (b) the ability of such person or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

No Survival

The representations and warranties of the parties contained in the Merger Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach, except that fraud claims survive indefinitely and the covenants and agreements relevant to the Closing and any agreements or covenants which by their terms contemplate performance after the Closing. The covenants and agreements of the parties contained in the Merger Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants of the Parties

Each party agreed in the Merger Agreement to use its commercially reasonable efforts to affect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Agreement.

The Merger Agreement and the consummation of the transactions contemplated thereby requires the approval of both ClimateRock’s and GreenRock’s respective shareholders. In connection with the Mergers, ClimateRock and Holdings agreed to prepare, with the assistance, cooperation and reasonable best efforts of GreenRock, and file with the SEC a registration statement on Form F-4 (as amended, the “Registration Statement”) containing a proxy statement/prospectus registering the Holdings securities to be issued under the Merger Agreement to the holders of ClimateRock and GreenRock securities in the Mergers under the Securities Act of the 1933, as amended (the “Securities Act”), and soliciting proxies from ClimateRock shareholders for use at the Extraordinary General Meeting to approve the Merger Agreement and the transactions contemplated thereby and related matters (the “ClimateRock Shareholder Approval”). The prospectus/ proxy statement will also be used as an information statement by GreenRock in connection with the consideration and vote by its shareholders on the Company Merger.

Each of the Parties also agreed not to solicit or enter into any alternative competing transactions during the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the Closing.

The Parties also agreed to take all necessary action so that the board of directors of Holdings following the Closing will consist of seven individuals, a majority of whom shall be independent directors in accordance with Nasdaq requirements. The post-Closing board of Holdings will be a classified board with three classes of directors, with (I) one class of directors, the Class I Directors, initially serving a one (1) year term, (II) a second class of directors, the Class II Directors, initially serving a two (2) year term, and (III) a third class of directors, the Class III Directors, serving a three (3) year term with one Class III Director is to be designated by ClimateRock. Following the initial term of each class, each such class will serve for a three (3) year term.

Conditions to Closing

The Merger Agreement contains conditions to Closing, including the following mutual conditions of the parties (unless waived): (i) approval of the shareholders of ClimateRock and the shareholders of GreenRock; (ii) consent, approval, waiver, authorization or permit of, or notice to or declaration or filing with any governmental authorities or any third party; (iii) expiration of the applicable waiting period under any antitrust laws; (iv) no law or order preventing or prohibiting the Mergers or the other transactions contemplated by the Merger Agreement; (v) no pending litigation to enjoin or restrict the consummation of the Closing; (vi) the registration statement of which the proxy statement/prospectus forms a part having been declared effective by the SEC; (vii) the Holdings Ordinary Shares having been have been approved for listing on Nasdaq, (viii) ClimateRock and GreenRock having entered into a registration rights agreement in a mutually agreed upon form, and (ix) ClimateRock and GreenRock the parties having entered into an escrow agreement in a mutually agreed upon form, and (x) the redemption of the ClimateRock Class A Ordinary Shares having been completed in accordance with the terms of ClimateRock’s organizational documents.

In addition, unless waived by GreenRock, the obligations of GreenRock to consummate the Business Combination are subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by ClimateRock of customary certificates and other Closing deliverables: (i) the representations and warranties of the ClimateRock Parties being true and correct as of the date of the Merger Agreement and the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) the ClimateRock Parties having performed in all material respects all of their respective obligations and complied in all material respects with their respective covenants and agreements under the Merger Agreement required to be performed or complied with by them on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to ClimateRock since the date of the Merger Agreement; (iv) the loans made to ClimateRock by U.N. SDG Support LLC (“Sponsor”) or any affiliate of Sponsor of Sponsor shall have been repaid in full, (v) all outstanding transaction expenses shall have been paid, (vi) GreenRock having received lock-up agreements, in a mutually agreed upon form, signed by Sponsor and each of the holders of ClimateRock’s private warrants, (vii) ClimateRock having at least $15,000,000 in available cash on the Closing Date, and (viii) Holdings shall have amended and restated its Memorandum and Articles of Association in a form to be mutually agreed upon by the ClimateRock and GreenRock.

Unless waived by ClimateRock, the obligations of the ClimateRock Parties to consummate the Transaction are subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by GreenRock of customary certificates and other Closing deliverables: (i) the representations and warranties of GreenRock being true and correct as of the date of the Merger Agreement and the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) GreenRock having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with or by it on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to the GreenRock since the date of the Merger Agreement; (iv) ClimateRock having received executed employment agreements, on mutually agreed upon forms, with each of the Chief Executive Officer, Chief Financial Officer and General Counsel of GreenRock, (v) ClimateRock having received lock-up agreements, in a mutually agreed upon form, relating to the Holdings Ordinary Shares signed by the GreenRock Shareholders, and (vi) ClimateRock having received a fairness opinion for the Transactions from an investment bank of its choosing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing by either ClimateRock or GreenRock if the Closing does not occur by March 31, 2024, or such other date as may be extended pursuant to the Merger Agreement.

The Merger Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written consent of ClimateRock and GreenRock; (ii) by written notice by either ClimateRock or GreenRock if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by written notice by GreenRock for ClimateRock’s uncured breach of the Merger Agreement, resulting in the failure of a representation, warranty, or covenant contained in the Merger Agreement (subject to Material Adverse Effect); (iv) by written notice by ClimateRock for the uncured breach of the Merger Agreement by GreenRock, resulting in the failure of a representation, warranty, or covenant contained in the Merger Agreement (subject to Material Adverse Effect); (v) by ClimateRock, if there shall have been a Material Adverse Effect on GreenRock and its subsidiaries following the date of Merger Agreement which is uncured and continuing; and (vi) by either ClimateRock or GreenRock if ClimateRock holds its shareholder meeting to approve the Merger Agreement and the Transactions, and such approval is not obtained.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to public announcements, confidentiality, effect of termination, fees and expenses, trust fund waiver, and customary miscellaneous provisions) will terminate, no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement prior to termination.

Trust Account Waiver

GreenRock agreed that it will not have any right, title, interest or claim of any kind in or to any monies in ClimateRock’s trust account held for its public shareholders, and has agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Governing Law

The Merger Agreement is governed by Delaware law; provided that matters, which as a matter of the laws of the Cayman Islands, are required to be governed by the laws of the Cayman Islands (including, without limitation, the effects of the Mergers and the fiduciary duties that may apply to the directors and officers of the Parties) shall be governed by, and construed in accordance with, the laws of the Cayman Islands, without regard to laws that may be applicable under conflicts of laws principles that would cause the application of the laws of any jurisdiction other than the Cayman Islands to such matters. The parties are subject to exclusive jurisdiction of federal and state courts located in the State of New York, County of Manhattan.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Merger Agreement and the Transactions are qualified in its entirety by reference thereto.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about ClimateRock, GreenRock, or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of ClimateRock.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the Merger Agreement (the “Ancillary Agreements”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Ancillary Agreements in their entirety.

Voting and Support Agreements

Simultaneously with the execution and delivery of the Merger Agreement, ClimateRock and GreenRock have entered into Voting and Support Agreements (collectively, the “Voting Agreements”) with certain shareholders of GreenRock required to approve the Transactions. Under the Voting Agreements, each GreenRock shareholder party thereto agreed to vote all of such shareholder’s GreenRock ordinary shares in favor of the Merger Agreement and the related transactions. The GreenRock members also agree to take certain other actions in support of the Merger Agreement and related transactions and refrain from taking actions that would adversely affect such GreenRock member’s ability to perform its obligations under the Voting Agreement. The Voting Agreements prevent transfers of the GreenRock interests held by such GreenRock members party thereto between the date of the Voting Agreement and the date of Closing, except for certain permitted transfers where the recipient also agrees to comply with the Voting Agreement.

A copy of the form of Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Voting Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

Simultaneously with the execution and delivery of the Merger Agreement, ClimateRock and GreenRock have entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with the Sponsor. Under the Sponsor Support Agreement, the Sponsor agreed to vote all of its ClimateRock Ordinary Shares in favor of the Merger Agreement and the related transactions. The Sponsor also agree to take certain other actions in support of the Merger Agreement and related transactions and refrain from taking actions that would adversely affect its ability to perform its obligations under the Sponsor Support Agreement. The Sponsor Support Voting Agreements prevent transfers of the GreenRock interests held by such GreenRock members party thereto between the date of the Voting Agreement and the date of Closing, except for certain permitted transfers where the recipient also agrees to comply with the Voting Agreement.

A copy of the form of Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Voting Agreement is qualified in its entirety by reference thereto.

Special Committee

The Merger Agreement and the Related Agreements were negotiated on behalf of ClimateRock by a special committee of disinterested directors.

Important Information About the Business Combination and Where to Find It

In connection with the Merger Agreement and the proposed Business Combination, Holdings intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement/proxy statement on Form F-4 that will that also will constitute a prospectus of Holdings with respect to the ordinary shares of Holdings (“Holdings Ordinary Shares”) to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be delivered to ClimateRock’s shareholders. ClimateRock may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CLIMATEROCK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by ClimateRock and/or Holdings through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by ClimateRock will be available free of charge from ClimateRock’s website at https://www.climate-rock.com/or by contacting its Chief Financial Officer, Abhishek Bawa, c/o ClimateRock, 25 Bedford Square, WC1B 3HH, London, United Kingdom, at +44 208 050 7820 or at info@climate-rock.com.

Participants in the Solicitation

ClimateRock, Holdings and GreenRock and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ClimateRock’s shareholders in connection with the Business Combination. Information about ClimateRock’s directors and executive officers and their ownership of ClimateRock’s securities is set forth in ClimateRock’s filings with the SEC, including ClimateRock’s final prospectus in connection with its initial public offering, which was filed with the SEC on April 29, 2022. To the extent that such persons’ holdings of ClimateRock’s securities have changed since the amounts disclosed in ClimateRock’s final prospectus in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Business Combination of ClimateRock’s and GreenRock’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between GreenRock and ClimateRock and Holdings, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by GreenRock and the markets in which it operates, the expected total addressable market for the services offered by GreenRock, the sufficiency of the net proceeds of the proposed Business Combination to fund GreenRock’s operations and business plan and GreenRock’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk that the Business Combination may not be completed by ClimateRock’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ClimateRock; (iii) the failure to satisfy the ClimateRock’s public shareholders, to retain a minimum amount of available cash and to receive certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the Business Combination on GreenRock’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans and operations of GreenRock as a result; (vii) the outcome of any legal proceedings that may be instituted against GreenRock, ClimateRock, Holdings or others related to the Merger Agreement or the Business Combination; (viii) the ability of Holdings to satisfy Nasdaq Stock Exchange listing standards at or following the consummation of the Business Combination; (ix) the ability to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which GreenRock (and following the Business Combination, Holdings) operates, variations in performance across competitors and partners, changes in laws and regulations affecting GreenRock’s business and the ability of GreenRock and the post-combination company to retain its management and key employees; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (xi) the risk that GreenRock (and following the Business Combination, Holdings) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) the risk that Holdings experiences difficulties in managing its growth and expanding operations; (xiii) the risk of cyber security or foreign exchange losses; (xiv) the effects of public health crises or regional wars and conflicts on the business and results of operations of GreenRock (and following the Business Combination, Holdings) and the global economy generally; and (xv) the costs related to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ClimateRock’s Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Holdings, and other documents filed by ClimateRock and Holdings from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GreenRock and ClimateRock assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GreenRock nor ClimateRock gives any assurance that either GreenRock or ClimateRock will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 30, 2023, by and among ClimateRock, Holdings, the Merger Subs and GreenRock

10.1	Form of Voting and Support Agreement, dated as of December 30, 2023, by and among ClimateRock, GreenRock, and the GreenRock Shareholders party thereto

10.2	Sponsor Support Agreement, dated as of December 30, 2023, by and among ClimateRock, GreenRock and the Sponsor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ClimateRock

By:	/s/ Per Regnarsson
	Name:	Per Regnarsson
	Title:	Chief Executive Officer

Dated: January 5, 2024